Exhibit 99.2

Georgia Gulf Announces Pricing of

Private Offering of $450 Million of Unsecured Senior Notes

ATLANTA – January 17, 2013 – Georgia Gulf Corporation (NYSE: GGC) (“Georgia Gulf”) today announced the pricing of its previously announced private offering of $450 million in aggregate principal amount of unsecured senior notes due 2023 (the “Notes”). The Notes will have an interest rate of 4.875% per annum and are being issued at a price of 100% of their face value. The closing of the offering of the Notes is expected to occur on February 1, 2013, subject to customary closing conditions.

Georgia Gulf intends to use the net proceeds from the offering of the Notes, together with cash on hand and available borrowings, to fund the repurchase and/or redemption of any and all of Georgia Gulf’s outstanding 9 percent senior secured notes due 2017.

The offering of the Notes will be made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, only in the United States to investors who are “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, or outside the United States to investors who are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act.

The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Georgia Gulf

Georgia Gulf Corporation is a leading, integrated North American manufacturer of two chemical lines, chlorovinyls and aromatics, and manufactures vinyl-based building and home improvement products. The Company’s vinyl-based building and home improvement products are marketed under Royal Building Products and Exterior Portfolio brands. Georgia Gulf, headquartered in Atlanta, Georgia, has manufacturing facilities located throughout North America to provide industry-leading service to customers. For more information, visit www.ggc.com.

Georgia Gulf announced January 14, 2013, that when its pending merger with PPG Industries Inc.’s (NYSE: PPG) (“PPG”) commodity chemicals business is completed, the combined organization will be Axiall Corporation and will be traded on the New York Stock Exchange under the ticker symbol of AXLL. More information about Axiall and the pending company’s brand story can be found at www.axiallcorp.com.

Safe Harbor

This communication contains certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions, or events, including with respect to the proposed separation of PPG’s commodity chemicals business from PPG and the merger of the PPG commodity chemicals business and Georgia Gulf (the “Transaction”), and the offering of the Notes described above (the “Offering”), generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expected benefits of the Transaction, and the expected timing of completion of the Transaction and the Offering, Georgia Gulf’s anticipated use of the proceeds of the Offering, and Georgia Gulf’s anticipated future financial and operating performance and results, including its respective estimates for growth. These statements are based on the current expectations of the management of Georgia Gulf. There are a number of risks and uncertainties that could cause Georgia Gulf’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include risks relating to (i) conditions to the closing of the Transaction not being satisfied, (ii) a material adverse change, event or occurrence affecting Georgia Gulf or the PPG commodity chemicals business prior to the closing of the Transaction delaying the Transaction or causing the companies to abandon the Transaction, (iii) problems arising in successfully integrating the businesses of the PPG commodity chemicals business and Georgia Gulf, which may result in the combined company not operating as effectively and efficiently as expected, (iv) the possibility that the Transaction may involve other unexpected costs, liabilities or delays, (v) the businesses of each respective company being negatively impacted as a result of uncertainty surrounding the Transaction, (vi) disruptions from the Transaction harming relationships with customers, employees or suppliers, (vii) adverse market conditions or other events that may impact the ability to successfully complete the Offering within the expected timing, and (viii) uncertainties regarding future prices, industry capacity levels and demand for Georgia Gulf’s products, raw materials and energy costs and availability, feedstock availability and prices, changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate Georgia Gulf’s businesses or manufacture its products before or after the Transaction, Georgia Gulf’s ability to generate sufficient cash flows from its business before and after the Transaction, future economic conditions in the specific industries to which its products are sold, and global economic conditions.

In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed in this communication may not occur. Other unknown or unpredictable factors could also have a material adverse effect on Georgia Gulf’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Georgia Gulf and its business, see Georgia Gulf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Georgia Gulf does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

Additional Information and Where to Find it

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so. In connection with the Transaction, Georgia Gulf has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS FORMING PART OF THE REGISTRATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement may be obtained free of charge by accessing Georgia Gulf’s website at www.GGC.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to Georgia Gulf at 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

CONTACTS:

Georgia Gulf Corporation

Investor Relations

Martin Jarosick, (770) 395-4524

or

Media

Alan Chapple, (770) 395-4538

chapplea@ggc.com

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